April 22, 2015

Global X MSCI Pakistan ETF

NYSE Arca, Inc: PAK

2015 Summary Prospectus
Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund (including the Fund’s statement of additional information and annual report) online at http://www.globalxfunds.com/investorrelations.php. You can also get this information at no cost by calling 1-888-GX-FUND-1 or by sending an e-mail request to info@globalxfunds.com. The Fund’s prospectus and statement of additional information, both dated March 1, 2015, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

Global X MSCI Pakistan ETF

Ticker: PAK Exchange: NYSE Arca, Inc.
INVESTMENT OBJECTIVE

The Global X MSCI Pakistan ETF (formerly, Global X Pakistan KSE-30 ETF) (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI All Pakistan Select 25/50 Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.68%
Distribution and Service (12b-1) Fees:	None
Other Expenses (Custody Fees):[1]	0.20%
Total Annual Fund Operating Expenses:	0.88%

1     “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$90	$281

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund will invest at least 80% of its total assets in securities on companies that are domiciled in, principally traded in or whose revenues are primarily from Pakistan. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is designed to represent the performance of the broad Pakistan equity universe, while including a minimum number of constituents, as defined by MSCI, Inc. ("MSCI"), the provider of the Underlying Index ("Index Provider"). The broad Pakistan equity universe includes securities that are classified in Pakistan according to the MSCI Global Investable Market Index Methodology, together with companies that are headquartered or listed in Pakistan and carry out the majority of their operations in Pakistan. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities.
Asian Economic Risk: Decreasing Asian imports, new trade regulations, changes in exchange rates, a recession in Asia or a slowing of economic growth in this region could have an adverse impact on the economy of Pakistan.

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Cash Transactions Risk: Unlike most ETFs, the Fund intends to effect all creations and redemptions principally for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF.

Concentration Risk: Because the Fund's investments are concentrated in Pakistan securities, the Fund will be susceptible to loss due to adverse occurrences affecting this country or market. To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in Pakistan.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the Pakistani currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.

Emerging Market Risk: Pakistan is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

Frontier Market Risks: Frontier market countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of the Fund’s Shares to decline.

Geographic Risk: A natural disaster could occur in Pakistan, which could affect the economy or particular business operations of companies economically tied to Pakistan.

Government Debt Risk: Pakistan currently has high levels of debt and public spending, which may stifle economic growth, contribute to prolonged periods of recession or lower Pakistan’s sovereign debt rating and adversely impact investments in the Fund.

Investable Universe of Companies Risk:  The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.
Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Middle East Economic Risk: Pakistan and other Middle Eastern markets are only in the earliest stages of development and may be considered "frontier markets." Certain economies in the Middle East depend to a significant degree upon exports of primary commodities such as oil. A sustained decrease in commodity prices could have a significant negative impact on all aspects of the economy in the region. Middle Eastern governments have exercised and continue to exercise substantial influence over many aspects of the private sector. Countries in the Middle East may be affected by political instability, war or the threat of war, regional instability, terrorist activities and religious, ethnic and/or socioeconomic unrest. Recent unrest and instability in the larger Middle East region has adversely impacted many economies in the region. Recent political instability and protests in the Middle East and North Africa (which has ethnic, religious and economic ties to the Middle East) have caused significant disruptions to many industries.

Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Premium/Discount Risk: Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Risks Related to Investing in Pakistan: Pakistan’s economy is heavily dependent on exports and subject to high interest rates, economic volatility, inflation, currency devaluations, high unemployment rates and high level of debt and public spending. There is also the possibility of nationalization, expropriation or confiscatory taxation, security market restrictions, political changes, government regulation or diplomatic developments (including war or terrorist attacks), which could affect adversely the economy of Pakistan or the value of the Fund’s investments. As an emerging country, Pakistan’s economy is susceptible to economic, political and social instability; unanticipated economic, political or social developments could impact economic growth. Pakistan is also subject to natural disaster risk. In addition, recent political instability and protests in the Middle East have caused significant disruptions to many industries. Continued political and social unrest in these areas may negatively affect the value of your investment in the Fund. Pakistan has recently seen elevated levels of ethnic and religious conflict, in some cases resulting in violence or acts of terrorism. Escalation of these conflicts would have an adverse effect on Pakistan’s economy.

Securities Market Risk: Because the securities markets in Pakistan are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in Pakistan are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this Prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA (“Portfolio Managers”). Messrs. del Ama, Gonzalez, Berruga, and Kim have been Portfolio Managers of the Fund since inception.

PURCHASE AND SALE OF FUND SHARES

Shares will be listed and traded at market prices on an exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because exchange-traded fund shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only Authorized Participants who have entered into agreements with the Fund's distributor, SEI Investments Distribution Co. ("Distributor"), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 Shares or multiples thereof ("Creation Units"). The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies each business day.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax deferred arrangements may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.